Exhibit 2.h


                        2,205,000 Shares of Trust Issued
                          Mandatory Exchange Securities



                         MANDATORY COMMON EXCHANGE TRUST


                             UNDERWRITING AGREEMENT


                                                            [Date]


BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC
  as Representatives of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Ladies and Gentlemen:

                  Mandatory Common Exchange Trust, a business trust organized and existing under the laws of Delaware (the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares (the "Firm Shares") of its Trust Issued Mandatory Exchange Securities, $.01 par value per share (the "TIMES"), and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 205,000 shares (the "Additional Shares") of TIMES. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement referred to below. Each Share will be exchanged for one or fewer



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shares of common stock, par value $0.01 per share (the "Common Stock"), of
FIRSTPLUS Financial Group, Inc., a Nevada corporation ("FPFG"), or for cash pursuant to the Cash Settlement Alternative (as such term is defined in the Prospectus (as defined in Section 1(a)(i) hereof)) on the Exchange Date (as such term is defined in the Prospectus). The Trust will enter into a Purchase Agreement dated as of the Closing Date (the "Contract") with Banc One Capital Holdings Corporation (the "Seller") obligating the Seller to deliver to the Trust on the Exchange Date (as such term is defined in the Prospectus) a number of shares of Common Stock equal to the product of the Exchange Rate (as such term is defined in the Prospectus) times the initial number of shares of Common Stock subject to the Contract. The Seller's obligations under the Contract will be secured by pledges of collateral pursuant to the terms of a Collateral Agreement, dated as of _____, 1997 (the "Collateral Agreement"), among the Seller, The Bank of New York ("BONY"), as collateral agent (in such capacity, the "Collateral Agent"), and the Trust .

                  1. Representations and Warranties of the Trust. The Trust represents and warrants to, and agrees with, the Underwriters and the Seller that:

                           (a) A notification on Form N-8A (the "Notification")
of registration of the Trust as an investment company has been filed with the Securities and Exchange Commission (the "Commission"). The Trust has filed with the Commission a registration statement, and may have filed an amendment or amendments thereto, on Form N-2 (Securities Act No. 33-15927 and Investment Company Act No. 811-7847), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (such Rules and Regulations, together with any Rules and Regulations under the 1940 Act and the Securities Exchange Act of 1934, the "Regulations"), is herein


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called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 497 of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 497 or Rule 434 filing is required, is herein called the "Prospectus". The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the Instructions of Form N-2 which were filed under the 1940 Act on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document with the Commission after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

                           (b) At the time of the effectiveness of the
Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 497 or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document incorporated therein by reference is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Notification, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act, the 1940 Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were


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made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters or the Seller expressly for use therein. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and the 1940 Act and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any statement or omissions in the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Trust by or on behalf of any Underwriters or the Seller expressly for use therein. If Rule 434 is used, the Trust will comply with the requirements of Rule 434.

                           (c) Deloitte & Touche, L.L.P., who have certified the
financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                           (d) Subsequent to the respective dates as of which
information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Trust, whether or not arising from transactions in the ordinary course of business, and since the date of the


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latest balance sheet presented in the Registration Statement and the Prospectus, the Trust has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Trust, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

                           (e) This Agreement and the transactions contemplated
herein have been duly and validly authorized by the Trust and this Agreement has been duly and validly executed and delivered by the Trust.

                           (f) The execution, delivery and performance of this
Agreement by the Trust and the consummation by the Trust of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any material agreement, instrument, franchise, license or permit to which the Trust is a party or by which its properties or assets may be bound or (ii) violate or conflict with any provision of the Declaration or Certificate of Trust of the Trust or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Trust or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Trust or any of its properties or assets is required for the execution, delivery and performance by the Trust of this Agreement or the consummation by the Trust of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Trust hereunder, except the registration under the 1940 Act of the Trust and under the Act of the Shares and, if the Shares are no longer listed on the American Stock Exchange, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares.


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                           (g) All of the outstanding shares of TIMES are duly
and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The TIMES, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as described in the Prospectus, no holder of securities of the Trust has any rights to the registration of securities of the Trust because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                           (h) The Trust has been duly organized and is validly
existing as a business trust in good standing under the laws of Delaware. The Trust is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Trust. The Trust has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except to the extent that the failure to obtain the foregoing would not have a material adverse effect on the Trust and, if the Shares are no longer listed on the American Stock Exchange, except for such consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares. No such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.


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                           (i) Except as described in the Prospectus, there is
no litigation or governmental proceeding to which the Trust is a party or to which any property of the Trust is subject or which is pending or, to the knowledge of the Trust, contemplated against the Trust which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Trust taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus.

                           (j) The Trust has not taken and will not take,
directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of TIMES to facilitate the sale or resale of the Shares.

                           (k) The financial statements, including the notes
thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Trust as of the dates indicated; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                           (l) The documents incorporated or deemed to be
incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, are permitted to be incorporated by reference in the Prospectus and, if prepared by or relating to the Trust, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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                           (m) The Trust is registered with the Commission as a
non-diversified closed-end management investment company under the 1940 Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the 1940 Act;

                           (n) The Contract, The Collateral Agreement, the
Administration Agreement between BONY and the Trust (the "Administration Agreement"), the Custodian Agreement between BONY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BONY and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement between the Representatives and BONY (the "Fund Expense Agreement") and the Fund Indemnity Agreement between the Representatives and the Trust (the "Fund Indemnity Agreement") (the Contract, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether considered in a proceeding in equity or at law).

                           (o) The Amended and Restated Trust Agreement dated
_______, 1997 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Act and the 1940 Act, and all approvals of such agreements required under the 1940 Act by the holders of the TIMES and the trustees have been obtained and are in full force and effect. The Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.


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                           (p) The Trust is not in default in the performance or
observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound other than this Agreement;

                           (q) The statements set forth in the Prospectus under
the caption "Description of the TIMES", insofar as they purport to constitute a summary of the terms of the Shares, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair;

                           (r) There are no material restrictions, limitations
or regulations with respect to the ability of the Trust to invest its assets as described in the Prospectus, other than as described therein; and

                           (s) The Shares and any TIMES outstanding prior to the
issuance of the Shares have been approved for listing on the American Stock Exchange subject to notice of issuance; and the Trust's Registration Statement on Form 8-A under the Exchange Act is effective;

                           (t) Deloitte & Touche L.L.P., who have certified
certain financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                  2. Representations and Warranties of the Seller. The Seller represents and warrants to, and agrees with each of the Underwriters and the Trust that:

                           (a) The compliance by the Seller with all the
provisions of this Agreement, the Contract, the Collateral Agreement and Reimbursement Agreement and the consummation of the transactions herein and therein contemplated will not conflict or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will such action


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result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of the property of the Seller; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the compliance by the Seller with or the consummation by the Seller of the transactions contemplated by this Agreement, the Contract, or the Collateral Agreement or the Reimbursement Agreement, except such as may be required by the NASD or the registration under the Act or the 1940 Act of the Shares and, if the Shares are no longer listed on the American Stock Exchange, except for such consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares.

                           (b) This Agreement has been duly authorized,
executed and delivered by the Seller. Each of the Contract, the Collateral Agreement and the Reimbursement Agreement have been duly authorized, by the Seller and when duly executed and delivered by the Seller pursuant to the terms hereof, and, assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally and to general equity principles (whether considered in a proceeding in equity or at law).

                           (c) The Seller has, and immediately prior to the
Closing Date and the Additional Closing Date (as defined in Section 3(c) hereof) the Seller will have, good and valid title to _______ shares of Common Stock and _______ shares of Nonvoting Common Stock $_____ par value per share (the "Nonvoting Stock" and together with the Common Stock, the "Stock") of FPFG (except with respect to the Common Stock on loan pursuant to a lending agreement dated ), free and clear of all liens, encumbrances, equities, restrictions, legends or claims other than those created pursuant to the Collateral Agreement; each share of Nonvoting


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Common owned by the Seller is convertible at any time by any person other than the Seller and its Affiliates or Farm Bureau Insurance Company and its Affiliates into one share of Common Stock (subject to certain adjustments) without payment of further consideration; all consents, approvals, authorizations and orders necessary for the Seller to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement have been obtained; the Seller has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement; and upon delivery of such shares of Stock and payment therefor pursuant to the Contract, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities, restrictions, legends or claims, will pass to the Trust.

                           (d) The representations and warranties of the Seller
set forth in Section 3 of the Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

                           (e) During the period beginning from the date hereof
and continuing to and including the date 90 days after the date of the Prospectus, the Seller will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Common Stock or any securities of FPFG that are substantially similar to the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities without your prior written consent; provided however, that to the extent the Seller has, at the date of the Prospectus or at any time thereafter, borrowings under a margin loan (which loan shall not be in excess of $____) the foregoing restrictions shall not apply to sales by the lender or any or all those shares of Stock that are pledged by the Seller as collateral for such margin loan upon default or failure to meet a margin call by Seller [and provided further, that if the Underwriters have not exercised their right to purchase all the Additional Shares pursuant to subsection 2(b) hereof as of the 30th calendar day after the date of the Prospectus, the agreement of


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the Seller in this paragraph (e) of subsection 2 shall not apply to those
Additional Shares the Underwriters have not purchased by such date;

                           (f) Seller has not taken, nor will Seller take,
directly or indirectly, any action which is designed to or which has constituted or which might reasonably by expected to cause or result in stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the TIMES;

                           (g) At the time of the effectiveness of the
Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 497 or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document incorporated therein by reference is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Notification, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act, the 1940 Act and the Regulations and does not or will not contain and untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading;

                           (h) The Seller is not, and has not during the three
month period preceding the date of this Agreement been, an "affiliate" of the Trust or FPFG, as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or an executive officer or director of FPFG; and

                           (i) Each Share of Stock owned by the Seller is freely
transferable without registration under Section 5 of the Act by reason of the exemption set forth in Section 4(1) of the Act.


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                  3.  Purchase, Sale and Delivery of the Shares.

                           (a) On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Trust, at a purchase price per Share of $_______, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                           (b) Payment of the purchase price for, and delivery
of certificates for, the Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by you and the Trust, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Trust has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange
Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and the Trust (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust by wire transfer in same day funds, against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Trust will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                           (c) In addition, the Trust hereby grants to the
Underwriters the option to purchase up to 205,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Trust for the Firm


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Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Trust. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Trust will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to 2,000,000, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

                  Payment for the Additional Shares shall be made by wire transfer in same day funds at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

                  4. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to


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offer the Shares for sale to the public upon the terms set forth in the
Prospectus.

                  5.  Covenants of the Trust and the Seller.

                           (a) The Trust covenants and agrees with the
Underwriters that:

                           (i) If the Registration Statement has not yet been
declared effective the Trust will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 497 or Rule 434, the Trust will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 497 or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Trust elects to rely on Rule 434, the Trust will prepare and file a term sheet that complies with the requirements of Rule 434.

                           The Trust will notify you promptly (and, if requested
by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Trust of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Trust will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Trust will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including


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the prospectus required to be filed pursuant to Rule 497 or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                           (ii) If at any time when a prospectus relating to the
Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Trust include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Trust will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                           (iii) The Trust will promptly deliver to you two
signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Trust will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits in such quantity as you may reasonably request.

                           (iv) During a period of three years from the
effective date of the Registration Statement, the Trust will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Trust with the Commission or any national securities exchange.

                           (v) The Trust will apply the net proceeds from the
sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                           (vi) The Trust will use its reasonable best efforts
to cause the Shares to be listed on the American Stock Exchange.

                           (vii) The Trust, during the period when the
Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 20 or 30 of the 1940 Act within the time periods required by the 1940 Act and the rules and regulations thereunder.

                           (viii) The Trust will make generally available to the
Trust's security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the Regulations (including, at the option of the Trust, Rule 158).

                           (b) The Seller covenants and agrees with the
Underwriters to execute and deliver signed copies of the Contract, the Collateral Agreement and the Reimbursement Agreement to the Underwriters at or before the Closing Date.

                  6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Seller hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Trust hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, reasonable fees and expenses of the Seller's and Trust's accountants and counsel), the underwriting documents (including this Agreement and the Agreement Among Underwriters and the Selling Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the reasonable fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) listing the Shares on the American Stock Exchange and the fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Shares, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc.; (vi) the cost of printing certificates representing the Shares, (vii) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Seller, (viii) all fees, expenses and costs in connection with the marketing of the Shares, and (ix) all other costs and expenses incident to the performance by the Trust and the Seller of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except, as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the up-front fees of the Administrator, the Custodian and the Paying Agent provided for in the Fundamental Agreements and the up-front fees of the Trustees, the fees of their counsel, transfer taxes on resale of any of the TIMES by them, and any advertising expenses connected with any offers they may make.

                           7. Conditions of Underwriters' Obligations. The
obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Trust and the Seller herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Skadden, Arps, Slate, Meagher & Flom LLP ("Underwriters' Counsel") pursuant to this Section 7 of any misstatement or omission, to the performance by the Trust of its obligations hereunder, and to the following additional conditions:

                           (a) The Registration Statement shall have become
effective and all necessary stock exchange approval has been received not later than [if pricing pursuant to Rule 430A 5:30 P.M., New York time, on the date of this Agreement] [if pricing pursuant to a pricing amendment -- 12:00 P.M., New York time on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission], or at such later time and date as shall have been consented to in writing by you; if the Trust shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                           (b) At the Closing Date you shall have received the
opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Trust, dated the Closing Date addressed to the Underwriters and the Seller and in form and substance satisfactory to the Underwriters and the Seller, to the effect that:

                                    (i) The Trust has been duly organized and is
         validly existing as a business trust in good standing under the laws of Delaware. The Trust is duly qualified and in good standing as a foreign entity in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Trust. The Trust is registered with the Commission as a non-diversified closed-end management investment company under the 1940 Act.

                                    (ii) The Trust has an authorized capital
         interest as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of TIMES are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Trust in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                                    (iii) The Shares to be sold under this
         Agreement to the Underwriters are duly authorized for listing on the American Stock Exchange.

                                    (iv) Each of this Agreement and each of the
         Fundamental Agreements has been duly and validly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement to the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                    (v) The execution, delivery and performance
         of this Agreement and each of the Fundamental Agreements and the consummation of the transactions contemplated hereby and thereby by the Trust do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any agreement, instrument, franchise, license or permit specifically identified to such counsel as being material to its business to which the Trust is a party or by which the Trust or its properties or assets may be bound or (B) violate or conflict with any provision of the Declaration of Trust or Certificate of Formation of the Trust, or, to the best knowledge of such counsel, any Delaware, New York or U.S. Federal law or statute, any rule or regulation of any Delaware, New York or U.S. Federal court or governmental or regulatory agency or body having jurisdiction over the Trust or any of its properties or assets or any judgment, decree or order specifically identified to such counsel. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any such court, governmental or regulatory agency or body by the Trust is required for the execution, delivery and performance by the Trust of this Agreement or any of the Fundamental Agreements or the consummation of the transactions contemplated hereby or thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act, the Exchange Act and the 1940 Act. The opinions set forth in the previous two sentences shall extend only to such Delaware, New York or U.S. Federal laws, statutes, rules and regulations as are in their experience typically applicable to transactions of the type contemplated by this Agreement and the Fundamental Agreement.

                                    (vi) The Registration Statement and the
         Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the 1940 Act, the Act and the Regulations.

                                    (vii) The Registration Statement is
         effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 497 of the Regulations have been made.

                                    (viii) The statements in the Prospectus
         under the caption "Certain Federal Income Tax Considerations", to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters.

                                    (ix) In addition, such opinion shall also
         contain a statement that such counsel has participated in conferences with officers and representatives of the Trust, representatives of the independent public accountants for the Trust and the Underwriters at which the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which have caused such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Trust, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

                           (c) At the Closing Date you shall have received the
opinion of Squire, Sanders & Dempsey, counsel for the Seller, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to you, to the effect that:

                                    (i) This Agreement and each of the
         Fundamental Agreements to which it is a party has been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fundamental Agreements to which it is a party constitutes a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law);

                                    (ii) The execution, delivery and performance
         by the Seller of this Agreement and each of the Fundamental Agreements to which it is a party and the consummation by the Seller of the transactions contemplated hereby and thereby do not and will not (A) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller pursuant to, any agreement (other than the Contract and the Collateral Agreement) or instrument, specifically identified to such counsel as being material to its business to which the Seller is a party or by which the Seller or any of its properties or assets may be bound or (B) violate any provision of the certificate of incorporation or code of regulations of the Seller or, to the best knowledge of such counsel, any Ohio or U.S. Federal law or statute or any rule or regulation of any Ohio or U.S. Federal court or government or regulatory agency or body having jurisdiction over the Seller or any of its properties or assets or any judgment, decree or order specifically identified to such counsel. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any such court or governmental or regulatory agency or body is required for the execution, delivery and performance by the Seller of this Agreement or any of the Fundamental Agreements to which it is a party or the consummation by the Seller of the transactions contemplated hereby or thereby. The opinions set forth in the previous two sentences shall extend only to such Ohio or U.S. Federal laws, statutes, rules and regulations as are in their experience typically applicable to transactions of the type contemplated by this Agreement, the Reimbursement Agreement and the

         Fundamental Agreements to which the Seller is a party.

                                    (iii) Assuming due authorization,
         execution and delivery thereof by the Trust and the Collateral Agent, the Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the Stock pledged thereunder by the Seller and proper evidence of any U.S. Treasury securities pledged thereunder by the Seller and (y) undated stock and transfer powers with respect thereto duly endorsed in blank, to the Collateral Agent for the benefit of the Trust in the State of New York creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); upon such delivery, at the Closing Date, assuming that (A) the Collateral Agent and the Trust will acquire the security interest in such shares of Stock and U.S. Treasury securities in good faith and without notice of any adverse claim (within the meaning of the New York UCC) and (B) Seller has rights in the shares of Stock and U.S. Treasury Securities subject to such Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Stock and U.S. Treasury securities for the benefit of the Trust free of any adverse claims (within the meaning of the New York UCC).

                                    (iv) Upon payment for and delivery of
         shares of Common Stock in accordance with the Contract and Collateral Agreement, assuming due authorization, execution and delivery thereof by the Trust and the Collateral Agent, and assuming that (A) the Seller continues to be the sole registered owner of the shares of Common Stock to be sold by it, (B) the certificates representing such shares do not contain any notation of liens or restrictions and (C) the purchasers of Shares will acquire such shares in good faith and without notice of any adverse claims (within the meaning of the New York UCC), the purchasers will acquire all of the rights of the Seller in the shares of Common Stock and will also acquire their interest in such shares free of any adverse claims (within the meaning of the New York UCC).

                                    (v) Each share of Nonvoting Common owned by
         the Seller is by its terms as set forth in the Articles of Incorporation of the Company convertible at any time by any person other than the Seller and its Affiliates and Farm Bureau Life Insurance Company and its Affiliates into one share of Common Stock without payment of further consideration.

                                    (vi) The Seller is not, and has not during
         the three month period preceding the date of this Agreement been, an "affiliate" of the Trust or FPFG, as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or an executive officer or director of FPFG; and

                                    (vii) Each Share of Common Stock owned by
         the Seller is freely transferable without registration under Section 5 of the Act by reason of the exemption set forth in Section 4(1) of the Act.

                           (d) All proceedings taken in connection with the sale
of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Trust shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (e) At the Closing Date you shall have received a
certificate of the managing trustee of the

Trust, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Trust set forth in Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Trust to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a material adverse change, in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Trust, except in each case as described in or contemplated by the Prospectus.

                           (f) (i) There shall not have occurred any change, or
any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, (ii) FPFG and its subsidiaries, taken as a whole shall not have sustained since December 31, 1996 any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (iii) there shall not have been any change in the outstanding capital stock of FPFG in excess of _____ shares or long term debt (net of current maturities) and long term debt (net of current maturities) of the Company in excess of $ on a consolidated basis or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of FPFG and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i), (ii) or (iii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being issued at the Closing Date on the terms and in the manner contemplated in the Prospectus.

                           (g) On or after the date hereof (i) no downgrading
shall have occurred in the rating accorded FPFG's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of FPFG's debt securities or preferred stock.

                           (h) On or after the date hereof there shall not have
occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq; (ii) a suspension or material limitation in trading in the securities of FPFG or the Trust on Nasdaq or the American Stock Exchange;
(iii) a general moratorium on commercial banking activities declared by either U.S. Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being issued at the Closing Date on the terms and in the manner contemplated in the Prospectus.

                           (i) Each Fundamental Agreement shall have been
executed and delivered by all parties thereto and the Seller shall have delivered to the Collateral Agent the number of shares of Stock and/or U.S. Treasury securities required by the Collateral Agreement to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement.

                           (j) The Trust and the Seller shall have furnished or
caused to be furnished to you at the Closing Date certificates of officers of the Trust and the Seller satisfactory to you as to the accuracy of the representations and warranties of the Trust and the Seller, respectively, herein and in the Contract and Collateral Agreement at and as of the Closing Date, as to the satisfaction and performance by the Trust and the Seller of all of their respective obligations hereunder and thereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

                           (k) Prior to the Closing Date the Trust shall have
furnished to you such further information, certificates and documents as you may reasonably request.

                           (l) At the Closing Date, the Shares shall have been
approved for listing on the American Stock Exchange upon notice of issuance.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Trust and the Seller in writing, or by telephone, telex or telegraph, confirmed in writing.

                  8.  Indemnification.

                           (a) The Seller agrees to indemnify and hold harmless
each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Seller will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Seller or the Trust by or on behalf of any Underwriter expressly for use therein; and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Trust shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented, but excluding documents incorporated or deemed to be incorporated by reference therein) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood that this proviso shall have no application if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus. This indemnity agreement will be in addition to any liability which the Seller may otherwise have including under this Agreement.

                           (b) Each Underwriter severally, and not jointly,
agrees to indemnify and hold harmless the Trust, the Seller, each of the trustees or directors thereof, each of the officers of the Trust who shall have signed the Registration Statement, and each other person, if any, who controls the Trust or the Seller within the meaning of Section 15 of the Act or Section

20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Act, or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Seller or the Trust by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Trust acknowledges that the statements set forth in the last paragraph of the cover page and under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                           (c) Promptly after receipt by an indemnified party
under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party (i) shall not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying parties; provided, however, that in no event shall the indemnifying party be liable for the expenses of more than one separate counsel (plus any local counsel) representing the indemnified parties who are parties to such action except to the extent one or more indemnified parties assert defenses in conflict with defenses asserted by the other indemnified parties.

Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Seller and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the indemnified party from persons, other than the indemnifying party, who may also be liable for contribution, including persons who control the indemnified party within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and officers of the Trust who signed the Registration Statement) as incurred to which the Seller and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Seller and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Seller and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Seller and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Trust and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Seller and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Seller and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Seller within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Trust who shall have signed the Registration Statement and each officer and director of the Seller, and each trustee of the Trust, shall have the same rights to contribution as the Seller, subject in each case to clauses (i) and (ii) of this
Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                  10.  Default by an Underwriter.

                           (a) If any Underwriter or Underwriters shall default
in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, then the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                           (b) In the event that such default relates to more
than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Trust to sell the Additional Shares shall thereupon terminate, without liability on the part of the Trust or the Seller with respect thereto (except in each case as provided in Section 6, 8(a) and 9 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter, the

Trust or Underwriters of its or their liability, if any, to the other Underwriters, the Trust and the Seller for damages occasioned by its or their default hereunder.

                           (c)  In the event that the Firm Shares or
Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Trust or the Seller shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Trust agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

                  11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Trust and the Seller contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Trust, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 6, 8, 9 and 12(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

                  12.  Effective Date of Agreement; Termination.

(a) This Agreement shall become effective, upon the later of when (i) you, the Seller and the Trust shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Trust, the Seller or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Trust or the Seller by notifying you or by you notifying the Trust and the Seller. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 1, 6, 8 and 9 hereof shall at all times be in full force and effect.

                           (b) You shall have the right to terminate this
Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Trust's or FPFG's securities or securities in general; or (B) if trading on the New York or American Stock Exchanges or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or the Nasdaq National Market by the New York or American Stock Exchanges or the NASD or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or U.S. Federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or (D) if any downgrading shall have occurred in the rating of FPFG's debt securities or preferred stock by any "nationally recognized statistical rating-organization" (as defined for purposes of Rule 436(g) under the Act shall have occurred; or (E) (i) if there is an outbreak or escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions, if the effect of any such event in (i) or

(ii) specified in this clause (D) as in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering, sale or delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                           (c) Any notice of termination pursuant to this
Section 12 shall be by telephone, telefacsimile, telex, or telegraph, confirmed in writing by letter.

                           (d) If this Agreement shall be terminated pursuant
to any of the provisions hereof (otherwise than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Trust or the Seller to perform any agreement herein or comply with any provision hereof, the Seller will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel with respect to the transactions contemplated by this Agreement exclusive of, but not including, the initial structuring and organization of the Trust on behalf of Bear, Stearns & Co. Inc.), incurred by the Underwriters in connection herewith.

                  13. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and , if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: _____________ and Salomon Brothers Inc, 7 World Trade Center, New York, N.Y. 10048, Attention: ________; if sent to the Trust, shall be mailed, delivered, or telegraphed and confirmed in writing to the Trust, 850 Library Avenue, Suite 200, Newark, Delaware 19715, Attention:
Donald J. Puglisi; and if sent to the Seller, shall be mailed, delivered or telegraphed and confirmed in writing to the Seller, 150 East Gay Street, Columbus, Ohio 43215, Attention: General Counsel.

                  14. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Seller and the Trust and the controlling persons, directors, officers, employees and agents referred to in Section 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

                  If the foregoing correctly sets forth the understanding between you, the Trust and the Seller, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                            Very truly yours,

                                            MANDATORY COMMON EXCHANGE TRUST


                                            By: ________________________
                                                as Trustee


                                            By: ________________________
                                                as Trustee


                                            By: ________________________
                                                as Trustee


                                            BANC ONE CAPITAL HOLDINGS
                                             CORPORATION


                                            By: ________________________


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.                             SALOMON BROTHERS INC



By: ____________________                             By: _____________________


On behalf of themselves and the other Underwriters named in Schedule I hereto.

                                   SCHEDULE I



                                                         Number of Firm
Name of Underwriter                                  Shares to be Purchased
-------------------                                  ----------------------

Bear, Stearns & Co. Inc...........................
Salomon Brothers Inc..............................














                                                           ------------
                               Total. . . . . . .
                                                           ============




                                       41